Exhibit 99.1

Sun Microsystems Reports Results for the Third Quarter Fiscal 2009

SANTA CLARA, Calif. - April 28, 2009 - Sun Microsystems, Inc. (NASDAQ: JAVA) reported results today for its third quarter of fiscal 2009, which ended March 29, 2009.

Revenues for the third quarter of fiscal 2009 were $2.614 billion, as compared with $3.266 billion for the third quarter of fiscal 2008, and compared with $3.220 billion for the second quarter of fiscal 2009. Total gross margin as a percent of revenues was 42.7, a decrease of 2.2 percentage points as compared with the third quarter of fiscal 2008 and an increase of 0.8 percentage points as compared with the second quarter of fiscal 2009.

Net loss for the third quarter of fiscal 2009 on a GAAP basis was $201 million, or $(0.27) per share on a diluted basis, as compared with a net loss of $34 million, or $(0.04) per share, for the third quarter of fiscal 2008, and compared with a net loss of $209 million, or $(0.28) per share, for the second quarter of fiscal 2009. GAAP net loss per share includes a restructuring charge of $46 million primarily related to the restructuring announcement of November 2008.

On a non-GAAP basis, net loss for the third quarter of fiscal 2009 was $52 million, or $(0.07) per share on a diluted basis, as compared with a non-GAAP net income of $132 million, or $0.17 per share, for the third quarter of fiscal 2008, and compared with a non-GAAP net income of $114 million, or $0.15 per share, for the second quarter of fiscal 2009. Non-GAAP net income per share excludes purchased in-process research and development, amortization of acquisition-related intangibles, stock-based compensation, restructuring and related impairment of long-lived assets, net gain or loss on equity investments and the tax effect of these non-GAAP adjustments.

Sun ended the quarter with a cash and marketable debt securities balance of $2.990 billion and generated cash flow from operations for the third quarter of fiscal 2009 of $178 million – the third consecutive quarter of positive cash flow from operations in fiscal 2009, and following upon 19 consecutive years of positive cash flow from operations.

Third Quarter Highlights

•	Grew billings nearly 4 percent year-over-year in combined key growth categories of Total Software, Open Storage, Solaris TM-based SPARC® CMT Servers, and X64 Servers.

¡	Combined key growth categories accounted for 40 percent of total billings in the third quarter of fiscal 2009 versus 30 percent in the third quarter of fiscal 2008.

¡	Total Software billings grew 28 percent year-over-year.

¡	Open Storage billings grew 63 percent year-over-year.

¡	Solaris-based SPARC CMT Servers billings grew 3 percent year-over-year.

•	Reduced R&D and SG&A expenses nearly 15 percent year-over-year.

Sun will not be hosting a conference call in conjunction with these results. For more information or to access the financial results, please visit www.sun.com/investors.

To supplement Sun’s preliminary financial results presented in accordance with GAAP, Sun provides non-GAAP net income and non-GAAP net income per share data on a diluted basis. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain gains, losses and charges that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Calculation of Non-GAAP Net Income (Loss)” following the text of this press release.

About Sun Microsystems, Inc.

Sun Microsystems develops the technologies that power the global marketplace. Guided by a singular vision — “The Network is the ComputerTM” — Sun drives network participation through shared innovation, community development and open source leadership. Sun can be found in more than 100 countries and on the Web at http://sun.com.

# # #

Sun, Sun Microsystems, the Sun logo, Java, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. or its subsidiaries in the United States and other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the United States and other countries. Producers bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

Investor Contact:

Ron Pasek

650-786-8008

ron.pasek@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

Industry Analyst Contact:

Kathy Engle

415-294-4368

kathy.engle@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	March 29, 2009	March 30, 2008	March 29, 2009	March 30, 2008
Net revenues:
Products	$1,519	$2,003	$5,222	$6,232
Services	1,095	1,263	3,602	3,868

Total net revenues	2,614	3,266	8,824	10,100
Cost of sales:
Cost of sales-products	877	1,106	3,200	3,296
Cost of sales-services	621	692	1,957	2,022

Total cost of sales	1,498	1,798	5,157	5,318

Gross margin	1,116	1,468	3,667	4,782
Operating expenses:
Research and development	393	457	1,227	1,366
Selling, general and administrative	843	989	2,679	2,923
Restructuring charges and related impairment of long-lived assets	46	14	331	159
Purchased in-process research and development	3	24	3	25
Impairment of goodwill	—	—	1,445	—

Total operating expenses	1,285	1,484	5,685	4,473

Operating income (loss)	(169)	(16)	(2,018)	309
Gain on equity investments, net	3	—	8	22
Interest and other income (expense), net	(2)	34	(3)	145

Income (loss) before income taxes	(168)	18	(2,013)	476

Provision for income taxes	33	52	74	161

Net income (loss)	$(201)	$(34)	$(2,087)	$315

Net income (loss) per common share-basic	$(0.27)	$(0.04)	$(2.80)	$0.38

Net income (loss) per common share-diluted	$(0.27)	$(0.04)	$(2.80)	$0.38

Shares used in the calculation of net income (loss) per common share-basic	745	785	746	821

Shares used in the calculation of net income (loss) per common share-diluted	745	785	746	837

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	March 29, 2009	June 30, 2008 (1)
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,569	$2,272
Short-term marketable debt securities	1,134	429
Accounts receivable, net	2,265	3,019
Inventories	561	680
Deferred and prepaid tax assets	185	216
Prepaid expenses and other current assets, net	1,036	1,218

Total current assets	6,750	7,834
Property, plant and equipment, net	1,670	1,611
Long-term marketable debt securities	287	609
Goodwill	1,740	3,215
Other acquisition-related intangible assets, net	357	565
Other non-current assets, net	458	506

	$11,262	$14,340

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,049	$1,387
Accrued payroll-related liabilities	595	734
Accrued liabilities and other	1,142	1,105
Deferred revenues	2,190	2,236
Warranty reserve	160	206
Current portion of long-term debt	562	—

Total current liabilities	5,698	5,668
Long-term debt	695	1,265
Long-term deferred revenues	548	683
Other non-current obligations	970	1,136
Stockholders’ equity:
Common stock and additional paid-in-capital	7,541	7,391
Treasury stock, at cost	(2,680)	(2,726)
Retained earnings (accumulated deficit)	(1,819)	430
Accumulated other comprehensive income	309	493

Total stockholders’ equity	3,351	5,588

	$11,262	$14,340

(1)	Derived from audited financial statements.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Nine Months Ended
	March 29, 2009	March 30, 2008
Cash flows from operating activities:
Net income (loss)	$(2,087)	$315
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	321	354
Amortization of acquisition-related intangible assets	224	224
Stock-based compensation expense	150	157
Purchased in-process research and development	3	25
Impairment of goodwill	1,445	—
(Gain) loss on investments and other, net	23	(54)
Deferred taxes	2	8
Changes in operating assets and liabilities:
Accounts receivable, net	752	603
Inventories	118	(205)
Prepaid and other assets, net	177	(105)
Accounts payable	(341)	(114)
Other liabilities	(405)	31

Net cash provided by operating activities	382	1,239

Cash flows from investing activities:
Decrease (increase) in restricted cash	(19)	22
Purchases of marketable debt securities	(1,535)	(1,292)
Proceeds from sales of marketable debt securities	423	1,404
Proceeds from maturities of marketable debt securities	684	764
Proceeds from sales of equity investments, net	7	25
Purchases of property, plant and equipment, net	(404)	(297)
Payment for acquisitions, net of cash acquired	(55)	(923)

Net cash used in investing activities	(899)	(297)

Cash flows from financing activities:
Purchase of common stock under stock repurchase plans	(130)	(2,300)
Proceeds from issuance of options and ESPP purchases, net	24	121
Principal payments on borrowings and other obligations	(12)	(20)

Net cash used in financing activities	(118)	(2,199)

Effect of changes in exchange rates on cash and cash equivalents	(68)	—

Net decrease in cash and cash equivalents	(703)	(1,257)
Cash and cash equivalents, beginning of period	2,272	3,620

Cash and cash equivalents, end of period	$1,569	$2,363

SUN MICROSYSTEMS, INC.

CALCULATION OF NON-GAAP NET INCOME (LOSS)

(unaudited)

(in millions, except per share amounts)

	Three Months Ended
	March 29, 2009	March 30, 2008	December 28, 2008
Calculation of non-GAAP net income (loss):
GAAP loss	$(201)	$(34)	$(209)
Purchased in-process research and development	3	24	—
Amortization of acquisition related intangibles	72	76	72
Stock-based compensation	49	57	52
Restructuring and related impairment of long-lived assets	46	14	222
(Gain) loss on equity investments, net	(3)	—	3
Tax effect of non-GAAP adjustments	(18)	(5)	(26)

Non-GAAP net income (loss)	$(52)	$132	$114

Diluted non-GAAP net income (loss) per share	$(0.07)	$0.17	$0.15

Shares used in the calculation of non-GAAP net income (loss) per common share – diluted	745	797	746

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS

	FY 2009				FY 2008					FY 2007
(in millions except per share amounts)	Q1	Q2	Q3	FY09	Q1	Q2	Q3	Q4	FY08	Q3	Q4	FY07
NET REVENUES
Products	1,764	1,939	1,519	5,222	1,980	2,249	2,003	2,386	8,618	2,060	2,492	8,771
Services	1,226	1,281	1,095	3,602	1,239	1,366	1,263	1,394	5,262	1,223	1,343	5,102

TOTAL	2,990	3,220	2,614	8,824	3,219	3,615	3,266	3,780	13,880	3,283	3,835	13,873
Growth vs. prior year (%)	-7.1%	-10.9%	-20.0%	-12.6%	0.9%	1.4%	-0.5%	-1.4%	0.1%	3.3%	0.2%	6.2%
Growth vs. prior quarter (%)	-20.9%	7.7%	-18.8%		-16.1%	12.3%	-9.7%	15.7%		-7.9%	16.8%

COST OF SALES
Products	1,143	1,180	877	3,200	1,029	1,161	1,106	1,372	4,668	1,148	1,312	4,811
Services	646	690	621	1,957	629	701	692	735	2,757	674	711	2,797

TOTAL	1,789	1,870	1,498	5,157	1,658	1,862	1,798	2,107	7,425	1,822	2,023	7,608
% of revenue	59.8%	58.1%	57.3%	58.4%	51.5%	51.5%	55.1%	55.7%	53.5%	55.5%	52.8%	54.8%

GROSS MARGIN
Products	621	759	642	2,022	951	1,088	897	1,014	3,950	912	1,180	3,960
% of product revenue	35.2%	39.1%	42.3%	38.7%	48.0%	48.4%	44.8%	42.5%	45.8%	44.3%	47.4%	45.1%

Services gross margin	580	591	474	1,645	610	665	571	659	2,505	549	632	2,305
% of service revenue	47.3%	46.1%	43.3%	45.7%	49.2%	48.7%	45.2%	47.3%	47.6%	44.9%	47.1%	45.2%

TOTAL GROSS MARGIN	1,201	1,350	1,116	3,667	1,561	1,753	1,468	1,673	6,455	1,461	1,812	6,265
% of revenue	40.2%	41.9%	42.7%	41.6%	48.5%	48.5%	44.9%	44.3%	46.5%	44.5%	47.2%	45.2%

R&D	423	411	393	1,227	446	463	457	468	1,834	514	514	2,008
% of revenue	14.1%	12.8%	15.0%	13.9%	13.9%	12.8%	14.0%	12.4%	13.2%	15.7%	13.4%	14.5%
PURCHASED IN PROCESS R&D	—	—	3	3.00	—	1	24	6	31	—	—	—
% of revenue	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.7%	0.2%	0.2%	0.0%	0.0%	0.0%
SG&A	920	916	843	2,679	939	995	989	1,032	3,955	957	958	3,851
% of revenue	30.8%	28.4%	32.2%	30.4%	29.2%	27.5%	30.3%	27.3%	28.5%	29.2%	25.0%	27.8%
RESTRUCTURING CHARGES	63	222	46	331	113	32	14	104	263	35	15	97
% of revenue	2.1%	6.9%	1.8%	3.8%	3.5%	0.9%	0.4%	2.8%	1.9%	1.1%	0.4%	0.7%
IMPAIRMENT OF GOODWILL	1,445	—	—	1,445	—	—	—	—	—	—	—	—
% of revenue	48.3%	0.0%	0.0%	16.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	2,851	1,549	1,285	5,685	1,498	1,491	1,484	1,610	6,083	1,506	1,487	5,956
% of revenue	95.4%	48.1%	49.2%	64.4%	46.5%	41.2%	45.4%	42.6%	43.8%	45.9%	38.8%	42.9%

OPERATING INCOME (LOSS)	(1,650)	(199)	(169)	(2,018)	63	262	(16)	63	372	(45)	325	309
Operating margin	-55.2%	-6.2%	-6.5%	-22.9%	2.0%	7.2%	-0.5%	1.7%	2.7%	-1.4%	8.5%	2.2%

Interest and other income, net	(11)	10	(2)	(3)	58	53	34	16	161	50	59	214
Gain (loss) on equity investments, net	8	(3)	3	8	22	—	—	10	32	5	1	6
Settlement income	—	—	—	—	—	—	—	45	45	54	—	54
PRETAX INCOME (LOSS)	(1,653)	(192)	(168)	(2,013)	143	315	18	134	610	64	385	583
Pretax income (loss) margin	-55.3%	-6.0%	-6.4%	-22.8%	4.4%	8.7%	0.6%	3.5%	4.4%	1.9%	10.0%	4.2%

INCOME TAX PROVISION (BENEFIT)	24	17	33	74	54	55	52	46	207	(3)	56	110

NET INCOME (LOSS) (Reported)	(1,677)	(209)	(201)	(2,087)	89	260	(34)	88	403	67	329	473
Growth vs. prior year (%)	-1984.3%	-180.4%	-491.2%	-762.5%	258.9%	95.5%	-150.7%	-73.3%	-14.8%	130.9%	209.3%	154.7%
Growth vs. prior quarter (%)	-2005.7%	87.5%	3.8%		-72.9%	192.1%	-113.1%	358.8%		-49.6%	391.0%
Net income (loss) margin	-56.1%	-6.5%	-7.7%	-23.7%	2.8%	7.2%	-1.0%	2.3%	2.9%	2.0%	8.6%	3.4%

EPS (Diluted) (Reported)(1)	(2.24)	(0.28)	(0.27)	(2.80)	0.10	0.31	(0.04)	0.11	0.49	0.07	0.36	0.52
Growth vs. prior year (%)	-2340.0%	-190.3%	-575.0%	-856.8%	266.7%	106.7%	-157.1%	-69.4%	-5.8%	128.0%	202.9%	151.5%
Growth vs. prior quarter (%)	-2136.4%	87.5%	3.6%		-72.2%	210.0%	-112.9%	375.0%		-53.3%	414.3%

SHARES (CSE)(Basic)(1)	749	743	745	746	866	806	785	772	809	887	889	883

SHARES (CSE)(Diluted)(1)	749	743	745	746	884	826	785	776	822	915	908	902

OUTSTANDING SHARES(1)	738	745	746	746	824	792	782	751	751	889	884	884

(1)	Basic, diluted and outstanding shares have been retroactively restated to reflect the one-for-four reverse stock split effective November 12, 2007. Accordingly, basic and diluted EPS has also been retroactively restated to reflect the reverse stock split.

	FY 2009				FY 2008					FY 2007
(in millions)	Q1	Q2	Q3	FY09	Q1	Q2	Q3	Q4	FY08	Q3	Q4	FY07
REVENUE BY GEOGRAPHY(1) (2)
NORTH AMERICA REGION ($M)	1,213	1,258	1,042	3,513	1,386	1,407	1,253	1,551	5,597	1,352	1,676	5,964
Growth vs. prior year (%)	-12.5%	-10.6%	-16.8%	-13.2%	-3.5%	-6.2%	-7.3%	-7.5%	-6.2%	-6.4%	-1.7%	2.0%
Growth vs. prior quarter (%)	-21.8%	3.7%	-17.2%		-17.3%	1.5%	-10.9%	23.8%		-9.9%	24.0%
EUROPE REGION ($M)	954	1,067	849	2,870	1,042	1,223	1,114	1,252	4,631	1,079	1,201	4,449
Growth vs. prior year (%)	-8.4%	-12.8%	-23.8%	-15.1%	5.3%	3.7%	3.2%	4.2%	4.1%	13.8%	4.7%	11.6%
Growth vs. prior quarter (%)	-23.8%	11.8%	-20.4%		-13.2%	17.4%	-8.9%	12.4%		-8.5%	11.3%
EMERGING MARKETS REGION ($M)	463	558	407	1,428	415	563	463	528	1,969	418	496	1730
Growth vs. prior year (%)	11.6%	-0.9%	-12.1%	-0.9%	11.6%	26.8%	10.8%	6.5%	13.8%	12.7%	2.7%	11.5%
Growth vs. prior quarter (%)	-12.3%	20.5%	-27.1%		-16.3%	35.7%	-17.8%	14.0%		-5.9%	18.7%
APAC REGION ($M)	360	337	316	1,013	376	422	436	449	1,683	434	462	1,730
Growth vs. prior year (%)	-4.3%	-20.1%	-27.5%	-17.9%	-3.8%	-4.7%	0.5%	-2.8%	-2.7%	5.1%	-6.3%	2.9%
Growth vs. prior quarter (%)	-19.8%	-6.4%	-6.2%		-18.6%	12.2%	3.3%	3.0%		-2.0%	6.5%
% of Total Revenue
NORTH AMERICA REGION (%)	40.6%	39.1%	39.8%	39.8%	43.1%	38.9%	38.4%	41.0%	40.3%	41.2%	43.7%	43.0%
EUROPE REGION (%)	31.9%	33.1%	32.5%	32.5%	32.4%	33.8%	34.1%	33.1%	33.4%	32.9%	31.3%	32.1%
EMERGING MARKETS REGION (%)	15.5%	17.3%	15.6%	16.2%	12.9%	15.6%	14.2%	14.0%	14.2%	12.7%	12.9%	12.5%
APAC REGION (%)	12.0%	10.5%	12.1%	11.5%	11.6%	11.7%	13.3%	11.9%	12.1%	13.2%	12.1%	12.4%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,257	1,369	1,094	3,720	1,475	1,594	1,473	1,722	6,264	1,500	1,853	6,455
Growth vs. prior year (%)	-14.8%	-14.1%	-25.7%	-18.1%	0.5%	-2.4%	-1.8%	-7.1%	-3.0%	1.8%	2.3%	7.6%
Growth vs. prior quarter (%)	-27.0%	8.9%	-20.1%		-20.4%	8.1%	-7.6%	16.9%		-8.2%	23.5%
STORAGE PRODUCTS ($M)	507	570	425	1,502	505	655	530	664	2,354	560	639	2,316
Growth vs. prior year (%)	0.4%	-13.0%	-19.8%	-11.1%	2.9%	4.6%	-5.4%	3.9%	1.6%	-0.2%	-10.4%	-2.4%
Growth vs. prior quarter (%)	-23.6%	12.4%	-25.4%		-21.0%	29.7%	-19.1%	25.3%		-10.5%	14.1%
SUPPORT SERVICES ($M)	963	946	853	2,762	979	1,041	961	1,042	4,023	950	1,024	3,962
Growth vs. prior year (%)	-1.6%	-9.1%	-11.2%	-7.3%	-0.8%	4.0%	1.2%	1.8%	1.5%	5.1%	3.9%	7.7%
Growth vs. prior quarter (%)	-7.6%	-1.8%	-9.8%		-4.4%	6.3%	-7.7%	8.4%		-5.1%	7.8%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	263	335	242	840	260	325	302	352	1,239	273	319	1,140
Growth vs. prior year (%)	1.2%	3.1%	-19.9%	-5.3%	7.0%	6.6%	10.6%	10.3%	8.7%	14.7%	0.3%	11.9%
Growth vs. prior quarter (%)	-25.3%	27.4%	-27.8%		-18.5%	25.0%	-7.1%	16.6%		-10.5%	16.8%

NET BOOKINGS ($M)) (4)	2,981	3,259	2,619	8,859	3,149	3,872	3,186	3,783	13,990	3,238	3,909	13,786
Growth vs. prior year (%)	-5.3%	-15.8%	-17.8%	-13.2%	3.7%	7.5%	-1.6%	-3.2%	1.5%	20.8%	15.8%	20.0%
Growth vs. prior quarter (%)	-21.2%	9.3%	-19.6%		-19.4%	23.0%	-17.7%	18.7%		-10.1%	20.7%
BOOK TO BILL RATIO ) (4)	1.00	1.01	1.00		0.98	1.07	0.98	1.00		0.99	1.02
PRODUCT BACKLOG ($M) (3) (4)	1,149	1,187	1,192		980	1,235	1,154	1,157		975	1,051
SERVICES BACKLOG ($M) (4)	773	598	645		951	772	753	779		820	879
TOTAL BACKLOG ($M)	1,922	1,785	1,837		1,931	2,007	1,907	1,936		1,795	1,930
DEFERRED REVENUES
PRODUCTS DEFERRED REVENUES ($M) (4)	868	898	930		564	793	745	897		577	603
Growth vs. prior year (%)	53.9%	13.2%	24.8%		16.0%	47.4%	29.1%	48.8%		14.9%	0.2%
Growth vs. prior quarter (%)	-3.2%	3.5%	3.6%		-6.5%	40.6%	-6.1%	20.4%		7.2%	4.5%
SERVICES DEFERRED REVENUES ($M) (4)	1,899	1,693	1,808		1,977	1,896	1,861	2,022		1,881	2,103
Growth vs. prior year (%)	-3.9%	-10.7%	-2.8%		13.2%	16.3%	-1.1%	-3.9%		15.5%	12.3%
Growth vs. prior quarter (%)	-6.1%	-10.8%	6.8%		-6.0%	-4.1%	-1.8%	8.7%		15.4%	11.8%
TOTAL DEFERRED REVENUES ($M)	2,767	2,591	2,738		2,541	2,689	2,606	2,919		2,458	2,706
Growth vs. prior year (%)	8.9%	-3.6%	5.1%		13.8%	24.0%	6.0%	7.9%		15.3%	9.3%
Growth vs. prior quarter (%)	-5.2%	-6.4%	5.7%		-6.1%	5.8%	-3.1%	12.0%		13.4%	10.1%

(1)	Geographic revenue reported for Q2FY07 has been adjusted to reflect a correction in intercompany revenue to properly report country of origin.

(2)	Effective Q1FY09, we began utilizing revised geographic groupings. Revenue figures have been adjusted to reflect the change in the compilation of the countries that make up each of our geographic regions.

(3)	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.

(4)	The bookings and products and services backlog and deferred revenue number presented in Q3 FY08, Q4 FY08 and Q1 FY09 have been adjusted to reflect a correction. Q4 FY07 services backlog has also been adjusted to reflect a correction.

BALANCE SHEETS(1) (2) (3)

	FY 2009				FY 2008					FY 2007
(in millions)	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
CASH & ST INVESTMENTS	2,631	2,644	2,703		3,819	3,433	3,027	2,701		4,114	4,582
ACCOUNTS RECEIVABLE, NET	2,448	2,574	2,265		2,203	2,789	2,405	3,019		2,458	2,964
RAW MATERIALS	153	115	99		130	152	159	154		106	125
WORK IN PROCESS	94	67	61		110	96	99	90		101	95
FINISHED GOODS	415	410	401		331	383	477	436		360	304

TOTAL INVENTORIES	662	592	561		571	631	735	680		567	524
OTHER CURRENT ASSETS	1,356	1,298	1,221		1,297	1,306	1,329	1,434		1,221	1,258

TOTAL CURRENT ASSETS	7,097	7,108	6,750		7,890	8,159	7,496	7,834		8,360	9,328
PP&E, NET	1,662	1,645	1,670		1,556	1,569	1,584	1,611		1,586	1,533
GOODWILL	1,700	1,700	1,740		2,466	2,496	3,288	3,215		2,571	2,514
LT MARKETABLE DEBT SECURITIES	490	364	287		1,374	1,244	774	609		1,372	1,360
OTHER NON-CURRENT ASSETS, NET	961	867	815		1,072	1,011	1,120	1,071		1,161	1,103

TOTAL ASSETS	11,910	11,684	11,262		14,358	14,479	14,262	14,340		15,050	15,838

CURRENT PORTION OF LT DEBT	565	569	562		—	—	—	—		—	—
ACCOUNTS PAYABLE	1,110	1,290	1,049		1,140	1,312	1,306	1,387		1,187	1,381
ACCRUED LIABILITIES & OTHER	1,957	2,003	1,897		1,943	2,074	2,056	2,045		1,979	2,023
DEFERRED REVENUES	2,226	2,070	2,190		1,911	2,049	1,979	2,236		1,869	2,047

TOTAL CURRENT LIABILITIES	5,858	5,932	5,698		4,994	5,435	5,341	5,668		5,035	5,451
LT DEBT	694	694	695		1,270	1,273	1,275	1,265		1,270	1,264
LT DEFERRED REVENUES	541	521	548		630	640	627	683		589	659
OTHER NON-CURRENT OBLIGATIONS	1,055	1,014	970		1,271	1,259	1,229	1,136		1,264	1,285
STOCKHOLDERS’ EQUITY	3,762	3,523	3,351		6,193	5,872	5,790	5,588		6,892	7,179

TOTAL LIABILITIES & SE	11,910	11,684	11,262		14,358	14,479	14,262	14,340		15,050	15,838

CASH FLOW(1) (4)

	Q1	Q2	Q3	FY09	Q1	Q2	Q3	Q4	FY08	Q3	Q4	FY07
OPERATING ACTIVITIES	168	36	178	382	574	336	329	90	1,329	142	564	958
INVESTING ACTIVITIES	(258)	(414)	(227)	(899)	(211)	(199)	113	231	(66)	(110)	(97)	(1,077)
FINANCING ACTIVITIES	(132)	13	1	(118)	(1,231)	(675)	(293)	(412)	(2,611)	647	(139)	170
FX ON CASH	(20)	(35)	(13)	(68)	—	—	—	—	—	—	—	—

KEY METRICS

	Q1	Q2	Q3		Q1	Q2	Q3	Q4		Q3	Q4
DAYS SALES OUTSTANDING (DSO)	74	72	78		62	69	66	72		67	70
DAYS OF SUPPLY ON HAND (DOS)	33	28	34		31	30	37	29		28	23
DAYS PAYABLES OUTSTANDING (DPO)	(56)	(62)	(63)		(62)	(63)	(65)	(59)		(59)	(61)
CASH CONVERSION CYCLE (CCC)	51	38	49		31	36	38	42		36	32
L-T DEBT/EQUITY (%)	18.4%	19.7%	20.7%		20.5%	21.7%	22.0%	22.6%		18.4%	17.6%
INVENTORY TURNS-PRODUCT ONLY (hist.)	7.8	7.9	7.1		8.2	7.5	7.1	7.8		8.7	9.0
ROE (12 mo. avg.)(%)	-25.9%	-39.3%	-49.3%		9.1%	11.4%	10.3%	6.9%		-2.4%	6.9%
ROA (12 mo. avg.)(%)	-9.9%	-14.0%	-16.3%		4.2%	5.0%	4.4%	2.8%		-1.1%	3.2%
ROIC (12 mo. avg.)(%)	-38.3%	-52.0%	-63.8%		8.1%	11.8%	10.7%	4.0%		-11.6%	5.2%
DEPREC. & AMORT. ($M)	194	172	179		193	196	189	208		209	203
CAPITAL INVESTMENTS, NET ($M)	165	120	119		127	108	62	144		152	(36)
NUMBER OF EMPLOYEES	33,423	33,556	32,780		33,904	33,350	34,440	34,909		34,494	34,219
REVENUE PER EMPLOYEE (12 mo. Avg.) ($K)	401	389	374		405	410	410	406		387	397

(1)	Certain numbers presented in the Q2-Q3 fiscal 2007 balance sheets and statements of cash flow have been reclassified from other non-current assets to other current assets and investing activities to operating activities, respectively, to reflect a change in associated classification.

(2)	Certain numbers presented in the fiscal 2007 balance sheets have been reclassified from accounts payable to accrued liabilities and other.

(3)	Certain numbers presented in the fiscal 2007 and first quarter of fiscal 2008 balance sheets have been reclassified from deferred revenues to accrued liabilities and other.

(4)	Cash flow from operating activities for fiscal 2009 includes the impact of foreign exchange movements on cash.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

CALCULATION OF NON-GAAP NET INCOME (LOSS)

	FY 2009				FY 2008					FY 2007
(in millions except per share amounts)	Q1	Q2	Q3	FY09	Q1	Q2	Q3	Q4	FY08	Q3	Q4	FY07
GAAP net income (loss)	(1,677)	(209)	(201)	(2,087)	89	260	(34)	88	403	67	329	473
Non-GAAP adjustments:
Purchased in-process research and development	—	—	3	3	—	1	24	6	31	—	—	—
Amortization of acquisition related intangibles	80	72	72	224	74	74	76	86	310	78	74	313
Stock-based compensation	49	52	49	150	48	52	57	57	214	50	48	214
Restructuring and related impairment of long-lived assets	63	222	46	331	113	32	14	104	263	35	15	97
Impairment of goodwill	1,445	—	—	1,445	—	—	—	—	—	—	—	—
(Gain) loss on equity investments, net	(8)	3	(3)	(8)	(22)	—	—	(10)	(32)	(5)	(1)	(6)
Settlement income	—	—	—	—	—	—	—	(45)	(45)	(54)	—	(54)
Tax effect of non-GAAP adjustments	(17)	(26)	(18)	(61)	(17)	(10)	(5)	(11)	(43)	(10)	(7)	(34)

Non-GAAP net income (loss)	(65)	114	(52)	(3)	285	409	132	275	1,101	161	458	1,003

Diluted non-GAAP net income (loss) per share	-0.09	0.15	-0.07	0.00	0.32	0.50	0.17	0.35	1.34	0.18	0.50	1.11

Growth vs. prior year (%)	-128.1%	-70.0%	-141.2%	-101.0%	190.9%	56.3%	-5.6%	-30.0%	20.7%	357.1%	455.6%	-3800.0%
Growth vs. prior quarter (%)	-125.7%	266.7%	-146.7%		-36.0%	56.3%	-66.0%	105.9%		-43.8%	177.8%

This operations analysis contains non-GAAP financial measures. Sun utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The non-GAAP financial measures Sun uses include non-GAAP net income and diluted non-GAAP net income per share. Non-GAAP net income is defined as net income excluding purchased in-process research and development, amortization of acquisition related intangibles, stock-based compensation, restructuring and related impairment of long-lived assets, impairment of goodwill, gain or loss on equity investments, net, settlement income and the tax effect of these non-GAAP adjustments. These measures are used by some investors when assessing the performance of Sun. Sun believes the assessment of its operations excluding these items is relevant to the assessment of internal operations and comparisons to industry performance.

Reasons for Presenting Non-GAAP Measures. Sun believes these non-GAAP measures help illustrate Sun’s baseline performance before gains, losses or charges that are considered by Sun to be outside of on-going operating results. Accordingly, Sun uses these non-GAAP measures to gain a better understanding of Sun’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Sun believes these non-GAAP measures, when read in conjunction with Sun’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of Sun’s on-going operating results;

•	the ability to better identify trends in Sun’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures Sun’s underlying business; and

•	an easier way to compare Sun’s most recent results of operations against investor and analyst financial models.

Items Excluded From Non-GAAP Measures. As described above, the calculation of non-GAAP net income excludes items in the following categories:

Purchased In-Process Research and Development and Amortization of Acquisition Related Intangibles. Sun excludes purchased in-process research and development and amortization of intangible assets resulting from acquisitions to allow more accurate comparisons of its financial results to its historical operations, forward-looking guidance and the financial results of peer companies. In recent years, Sun has completed the acquisitions of MySQL and StorageTek and the acquisition of other assets and technologies, which resulted in operating expenses that would not otherwise have been incurred. Sun believes that providing a non-GAAP financial measure that excludes purchased in-process research and development and the amortization of acquisition related intangible assets provides the users of its financial statements an enhanced understanding of historic and future financial results and facilitates comparisons to peer companies. Additionally, with respect to the amortization of acquisition related intangible assets, had Sun internally developed these intangible assets, the amortization of such intangible assets would have been expensed historically, and Sun believes the assessment of its operations excluding these costs is relevant to the assessment of internal operations and comparisons to industry performance. Amortization of acquisition related intangibles will recur in future periods. Although purchased in-process research and development expenses are not recurring with respect to past acquisitions, Sun will incur these expenses in connection with any future acquisitions.

Stock-Based Compensation. Stock-based compensation is a key incentive offered to Sun’s employees, and Sun believes such compensation contributed to the revenues earned during the periods presented and also believes it will contribute to the generation of future period revenues. Nevertheless, Sun believes that the exclusion of non-cash stock-based compensation allows management and investors to compare Sun’s recurring core business operating results over multiple periods. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use to account for stock-based compensation under FAS 123R, Sun’s management believes that providing a non-GAAP financial measure that excludes stock-based compensation allows investors to make meaningful comparisons between Sun’s recurring core business operating results and those of other companies, as well as providing Sun’s management with an important tool for financial and operational decision making and for evaluating Sun’s own recurring core business operating results over different periods of time. In addition, Sun prepares and maintains its budgets and forecasts for future periods excluding stock-based compensation. Stock-based compensation expenses will recur in future periods.

Restructuring and Related Impairment of Long-Lived Assets, Impairment of Goodwill, Gain or Loss on Equity Investments, Net, Settlement Income and Tax Effect of Non-GAAP Adjustments. Sun excludes these items because it believes that they are not directly related to the underlying performance of Sun’s core business operations. Other than impairment of goodwill, each of these items are expected to recur in future periods.

Limitations. Each of the non-GAAP financial measures described above, and used in this operations analysis, should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in Sun’s financial results for the foreseeable future. In addition, other companies, including other companies in Sun’s industry, may calculate non-GAAP financial measures differently than Sun does, limiting their usefulness as a comparative tool. Sun compensates for these limitations by providing specific information in the reconciliation included in this operations analysis regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, Sun evaluates the non-GAAP financial measures together with the most directly comparable GAAP financial information.